UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, the Board of Directors (the “Board”) of BlackRock, Inc. (the “Company”) elected Beth Ford and Kristin Peck to serve as directors of the Board. Mses. Ford and Peck are joining the Board as independent directors.

Ms. Ford has been the President and Chief Executive Officer of Land O’Lakes, Inc. since 2018. She joined Land O’Lakes, Inc. in 2011.

Ms. Peck is the Chief Executive Officer of Zoetis Inc., a role she has held since 2020. She also serves as a member of the Zoetis Board of Directors. Ms. Peck joined Zoetis in 2012.

Neither Mses. Ford and Peck, nor any of their immediate family members, is a party, directly or indirectly, to any related person transaction required to be reported pursuant to Item 404(a) of Regulation S-K. The new directors will be appointed to one or more Board committees following a review of the Board’s existing committee composition. Until then, the new directors will rotate through each Board committee. Mses. Ford and Peck will participate in the Company’s standard compensation program for non-employee directors.

The Company issued a press release on September 28, 2021 announcing the director elections described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Jessica P. Einhorn informed the Company of her desire not to stand for re-election to the Board at the Company’s 2022 Annual Meeting of Shareholders. Ms. Einhorn’s decision was not due to any disagreement with the Company, the Company’s management or the Board. Ms. Einhorn will serve out the remainder of her term, which will end at the Company’s 2022 Annual Meeting of Shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on September 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ R. Andrew Dickson III
Date: September 28, 2021	R. Andrew Dickson III
Managing Director and Corporate Secretary